                                                                   EXHIBIT 10.17

                                 PROMISSORY NOTE

$630,000.00                                              Greenville, Mississippi
                                                         January 5th, 2001

         FOR VALUE RECEIVED, the undersigned promises to pay to SECURED LOANS, INC., P. O. Box 5955, Greenville, Mississippi, 38702-5955, or at such other place as the holder or holders hereof may designate in writing, the principal sum of Six Hundred Thirty Thousand and No/100 Dollars ($630,000.00), with interest at the rate of Thirteen Percent (13%) per annum, on the unpaid balance from date until paid, as follows:

                 Principal and interest shall be payable in consecutive monthly payments of $11,750.00 commencing on the 1st day of February, 2001, and continuing on the 1st day of each month until paid in full.

         Payments hereunder shall be applied to accrued interest first, and then to principal as of the date of receipt of each payment, and if any payment is not paid as it becomes due, accrued interest on each late installment is to be added to the principal and becomes a part thereof and to bear interest at the same rate hereunder.

         A late payment charge of Four Percent (4%) of any installment remaining unpaid fifteen (15) days following the due date thereof, including Sundays and Holidays, shall be added to said past due installment.

         This note is secured by a lien on the following described property located in the First Judicial District of Bolivar County, Mississippi, together with all improvements thereon:

                        See Exhibit "A" for description,
                            which is attached hereto,
                       and made a part hereof by reference

         Upon default in the payment of any principal installment or of interest when due, the whole of the principal sum then remaining unpaid and all interest accrued shall, at the option of the holder, become immediately due and payable, without demand or notice. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of a subsequent default.

         In case this Note be placed in the hands of an attorney to protect the interest of the holder hereof or for collection, compromise, or other such action, the undersigned agrees to pay all attorney's fees and costs.


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         On any monthly payment date, the undersigned may pay the unpaid balance of the debt or the principal portion of one or more payments next due provided that, in the event of a partial prepayment, the undersigned shall be obligated to continue making regular and uninterrupted monthly payments for the amount and on the monthly payment date specified herein, so long as any portion of this loan remains unpaid. Prepayment shall be without penalty.

         Demand, protest and notice of demand, protest and non-payment are hereby waived.

         THIS, the 5th day of January, 2001.


                                    AQUAPRO CORPORATION



                                    BY: /s/ George H. Hastings, Jr.
                                        ----------------------------------------
                                        George H. Hastings, Jr.
                                        Chairman of the Board
                                        Chief Executive Officer

                               LAND DEED OF TRUST

         THIS INDENTURE, made and entered into this day by and between AQUAPRO CORPORATION, (hereinafter designated as "Debtor"), and Harold W. Duke, Post Office Box 843, Greenville, Mississippi, 38702-0843, as Trustee, and SECURED LOANS, INC. as Beneficiary (hereinafter designated as "Secured Party"),
WITNESSETH:

         WHEREAS, AquaPro Corporation is indebted to Secured Party in the full sum of Six Hundred, Thirty Thousand and No/100 Dollars ($630,000.00), as evidenced by a Promissory Note of even date herewith in favor of Secured Party, bearing interest from date at the rate specified in the note, providing for payment of attorney's fees for collection if not paid according to the terms thereof, and being due and payable as set forth below:

                 Principal and interest shall be payable in consecutive monthly payments of $11,750.00 commencing on the 1st day of February, 2001, and continuing on the 1st day of each month until paid in full.

         WHEREAS, Debtor desires to secure prompt payment of: (a) the indebtedness described above according to its terms and any extensions thereof;
(b) any additional and future advances and performance with interest thereon which Secured Party may make to Debtor as provided in Paragraph 1; (c) any other indebtedness which Debtor may now or hereafter owe to Secured Party as provided in Paragraph 2; and (d) any advances with interest which Secured Party may make to protect the property herein covered as provided in Paragraphs 3, 4, 5 and 6 (all being herein referred to as "The Indebtedness").

         NOW THEREFORE, in consideration of the existing and the future indebtedness herein recited, Debtor hereby conveys and warrants unto Trustee the land described below, situated in the First Judicial District of Bolivar County, State of Mississippi:

                        See Exhibit "A" for description,
                            which is attached hereto,
                       and made a part hereof by reference

together with all improvements and appurtenances now or hereafter erected on, and all fixtures of any and every description now or hereafter attached, to said land (all being herein referred to as "The Property"). Notwithstanding any provision in this agreement or in any other agreement with Secured Party, the Secured Party shall not have a non-possessory security interest in and its collateral or property shall not include any household goods (as defined in Federal Reserve Board Regulation AA, Subpart B), unless the household goods


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are identified in a security agreement and are acquired as a result of a purchase money obligation. Such household goods shall only secure said purchase money obligation (including any refinancing thereof).

         THIS CONVEYANCE, HOWEVER, IS IN TRUST to secure payment of all existing and future indebtedness due by the Debtor to Secured Party under the provisions of this Deed of Trust. If Debtor shall pay the indebtedness promptly when due and shall perform all covenants made by Debtor, then this conveyance shall be void and of no effect. If Debtor shall be in default as provided in Paragraph 9, then, in that event, the entire indebtedness, together with interest accrued thereon, shall, at the option of Secured Party, be and become at once due and payable without notice to Debtor, and Trustee, shall at the request of Secured Party, sell The Property conveyed, or a sufficiency thereof to satisfy the indebtedness at public outcry to the highest bidder for cash. Sale of the property shall be advertised for three consecutive weeks preceding the sale in a newspaper published in the county where The Property is situated, and if none is so published, then in some newspaper having a general circulation therein, and by posting a notice for same at the courthouse of the same county. The notice and advertisement shall disclose the name(s) of the original debtor in this Deed of Trust. Debtor waives the provisions of Section 89-1-55 of the Mississippi Code of 1972, as amended, if any, as far as this section restricts the right of Trustee to offer at sale more than 160 acres at a time, and Trustee may offer The Property herein conveyed as a whole, regardless of how it is described.

         If The Property is situated in two or more counties, or in two judicial districts of the same county, Trustee shall have full power to select in which county or judicial district the sale of The Property is to be made, newspaper advertisement published and notice of sale posted, and the Trustee's selection shall be binding upon Debtor and Secured Party. Should Secured Party be a corporation or an unincorporated association, then any officer thereof may declare Debtor to be in default as provided in Paragraph 9, and request Trustee to sell The Property. Secured Party shall have the same right to purchase The Property at the foreclosure sale as would a purchaser who is not a party to this Deed of Trust.

         From the proceeds of the sale, Trustee shall first pay all costs of the sale, including reasonable compensation to Trustee; then the indebtedness due Secured Party by Debtor, including accrued interest and attorney's fees due for collection of the debt; and then, lastly, any balance remaining to Debtor.

         IT IS AGREED that this conveyance is made subject to the covenants, stipulations and conditions set forth below which shall be binding upon all parties hereto.

         1. This Deed of Trust shall also secure all future and additional advances which Secured Party may make to Debtor from time to time upon the security herein conveyed.

Such advances shall be optional with Secured Party and shall be on such terms as to amount, maturity and rate of interest as may be mutually agreeable to both Debtor and Secured Party. Any such advance may be made to any one of the Debtors should there be more than one, and if so made, shall be secured by this Deed of Trust to the same extent as if made to all Debtors.

         2. This Deed of Trust shall also secure any and all other indebtedness of Debtor due to Secured Party with interest thereon as specified, or of any one of the Debtors should there be more than one, whether direct or contingent, primary or secondary, sole, joint or several, now existing or hereafter arising at any time before cancellation of this Deed of Trust. Such indebtedness may be evidenced by note, open account, overdraft, endorsement, guaranty or otherwise.

         3. Debtor shall keep all improvements on the land herein conveyed insured against fire, all hazards included with the term "extended coverage," flood in areas designated by the U. S. Department of Housing and Urban Development as being subject to overflow, and such other hazards as Secured Party may reasonably require in such amounts as Debtor may determine, but not for less than the indebtedness secured by this Deed of Trust. All policies shall be written by reliable insurance companies acceptable to Secured Party, shall include standard loss payable clauses in favor of Secured Party, and shall be delivered to Secured Party. Debtor shall promptly pay due all premiums charged for such insurance, and shall furnish Secured Party the premium receipts for inspection. Upon Debtor's failure to pay the premiums, Secured Party shall have the right, but not the obligation, to pay such premiums, in the event of a loss covered by insurance in force, Debtor shall promptly notify Secured Party who may make proof of loss if timely proof is not made by the Debtor. All loss payments shall be made directly to Secured Party as loss payee, who may either apply the proceeds to the repair or restoration of the damaged improvements or to the indebtedness of Debtor or release such proceeds in whole or in part to Debtor.

         4. Debtor shall pay all taxes and assessments, general or special, levied against The Property or upon the interest of Trustee or Secured Party therein, during the term of this Deed of Trust before such taxes or assessments become delinquent, and shall furnish Secured Party the tax receipts for inspection. Should Debtor fail to pay all taxes and assessments when due, Secured Party shall have the right, but not the obligation, to make these payments.

         5. Debtor shall keep The Property in good repair and shall not permit or commit waste, impairment or deterioration thereof, Debtor shall use The Property for lawful purposes only. Secured Party may make or arrange to be made entries upon and inspections of The Property after first giving Debtor notice prior to any inspection specifying a just cause related to Secured Party's interest in The Property. Secured Party shall have the right, but not the obligation, to cause needed repairs to be made to The Property after first affording Debtor a reasonable opportunity to make the repairs.

Should the purpose of the primary indebtedness for which this Deed of Trust is given as security be for construction of improvements on the land herein conveyed. Secured Party shall have the right to make or arrange to be made entries upon The Property and inspections of the construction in progress. Should Secured Party determine that Debtor is failing to perform such construction in a timely and satisfactory manner, Secured Party shall have the right, but not the obligation, to take charge of and proceed with the construction at the expense of Debtor after first affording Debtor a reasonable opportunity to continue the construction in a manner agreeable to Secured Party.

         6. Any sums advance by Secured Party for insurance, taxes, repairs or construction as provided in Paragraphs 3, 4 and 5 shall be secured by this Deed of Trust as advances made to protect The Property and shall be payable by Debtor to Secured Party, with interest at the rate specified in the Note representing the primary indebtedness, within thirty days following written demand for payment sent by Secured Party to Debtor by certified mail. Receipts for insurance premiums, taxes or construction costs for which Secured Party has made payment shall serve as conclusive evidence thereof.

         7. As additional security Debtor hereby assigns to Secured Party all rents accruing on The Property. Debtor shall have the right to collect and retain the rents as long as Debtor is not in default as provided in Paragraph 9. In the event of default, Secured Party, in person, by an agent, or by a judicially appointed receiver shall be entitled to enter upon, take possession of, and manage The Property and collect the rents. All rents so collected shall be applied first to the costs of managing The Property and collecting the rents, including fees for a receiver and an attorney, commission to rental agents, repairs and other necessary related expenses, and then to payments on the indebtedness.

         8. If all or any part of The Property, or an interest therein, is sold or transferred by Debtor, excluding: (a) the creation of a lien subordinate to this Deed of Trust; (b) a transfer by device, by descent or by operation of law upon the death of a joint owner; or (c) the grant of a leasehold interest of three years or less, not containing an option to purchase, Secured Party may declare all the indebtedness to be immediately due and payable. Secured Party shall be deemed to have waived such option to accelerate if, prior or subsequent to the sale or transfer. Secured Party and Debtor's successor in interest reach agreement in writing that the credit of such successor in interest is satisfactory to Secured Party and that the successor in interest will assume the indebtedness so as to become personally liable for the payment thereof. Upon Debtor's successor in interest executing a written assumption agreement accepted in writing by Secured Party. Secured Party shall release Debtor from all obligations under the Deed of Trust and the indebtedness.

If the conditions resulting in a waiver of the option to accelerate are not satisfied, and if Secured Party elects not to exercise such option, then any extension or modification of the terms of repayment from time to time by Secured Party shall not operate to release Debtor or Debtor's successor in interest from any liability imposed by the Deed of Trust or by the indebtedness.

If Secured Party elects to exercise the option to accelerate, Secured Party shall send Debtor notice of acceleration by certified mail. Such notice shall provide a period of thirty days from the date of mailing within which Debtor may pay the indebtedness in full. If Debtor fails to pay such indebtedness prior to the expiration of thirty days, Secured Party may, without further notice to Debtor, invoke any remedies set forth in this Deed of Trust.

         9. Debtor shall be in default under the provisions of this Deed of Trust if Debtor: (a) shall fail to comply with any of Debtor's covenants or obligations contained herein; (b) shall fail to pay any of the indebtedness secured hereby, or any installment thereof or interest thereon, as such indebtedness, installment or interest shall be due by contractual agreement or by acceleration; (c) shall become bankrupt or insolvent or be placed in receivership; (d) shall, if a corporation, a partnership, or an incorporated association, be dissolved voluntarily or involuntarily; or (e) if Secured Party, in good faith, deems itself insecure and its prospect of repayment seriously impaired.

         9(l). Upon default in the payment of any principal installment or of interest when due, the whole of the principal sum then remaining unpaid and all interest accrued shall, at the option of the holder, become immediately due and payable, without demand or notice.

         10. Secured Party may, at any time, without giving formal notice to the original or any successor Trustee, or to Debtor, and without regard to the willingness or inability of any such Trustee to execute this trust, appoint another person or succession of persons to act as Trustee, and such appointee in the execution of this trust shall have all the powers vested in and obligations imposed upon Trustee. Should Secured Party be a corporation or an incorporated association, then any officer thereof may make such appointment.

         11. Each privilege, option or remedy provided in this Deed of Trust to Secured Party is distinct from every other privilege, option or remedy contained herein or afforded by law or equity, and may be exercised independently, concurrently, cumulatively, or successively by Secured Party or by any other owner or holder of the indebtedness. Forbearance by Secured Party in exercising any privilege, option or remedy after the right to do so has accrued, shall not constitute a waiver of Secured Party's right to exercise such privilege, option or remedy in event of any subsequent accrual.

          12. The words "Debtor" or "Secured Party" shall each embrace one individual, two or more individuals, a corporation, a partnership, or an unincorporated association, depending on the recital herein of the parties to this Deed of Trust. The covenants herein contained shall bind, and the benefits herein provided shall insure to the respective legal or personal representatives, successors or assigns of the parties hereto subject to the provisions of Paragraph 8. If there be more than one Debtor, then Debtor's obligations shall be joint and several. Whenever, in this Deed of Trust, the context so requires, the singular shall include the plural; and the plural, the singular. Notices required herein from Secured Party to Debtor shall be sent to the address of Debtor shown on this Deed of Trust.

         IN WITNESS THEREOF, Debtor has executed this Deed of Trust on the __ day of January, 2001.


                                    AQUAPRO CORPORATION



                                    BY:
                                        ----------------------------------------
                                        GEORGE H. HASTINGS, JR.
                                        CHAIRMAN OF THE BOARD
                                        CHIEF EXECUTIVE OFFICER

STATE OF MISSISSIPPI

COUNTY OF WASHINGTON

     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the jurisdiction aforesaid, the within named GEORGE H. HASTINGS, JR., in his capacity as Chairman of the Board and Chief Executive Officer of AQUAPRO CORPORATION, having been by me first duly sworn, acknowledged that in said capacity and on behalf of said corporation, being duly authorized so to do, he signed and delivered the above and foregoing instrument on the day and year therein mentioned and for the purpose therein stated.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL, this the _____ day of January, 2001.



                                       _________________________________
                                       NOTARY PUBLIC

My Commission Expires:

______________________




INDEXING INSTRUCTIONS:         668 acres, more or less, in Sections 14, 15,
                               21, 22, 23 and 24, Township 24 North, Range
                               7 West, First Judicial District, Bolivar County,
                               Mississippi


PREPARED BY:                   Harold W. Duke
                               P.O. Box 843
                               Greenville, MS 38702-0843
                               Telephone:  662/378-2949
                               Facsimile:  662/378-2948

                      Lawyers Title Insurance Corporation

Commitment Number: 2000-36.06

                                   SCHEDULE C
                              PROPERTY DESCRIPTION

The land referred to in this Commitment is described as follows:

That property lying and being situate in Sections 14, 15, 21, 22 and 23, Township 24 North, Range 7 West, in the First Judicial District of Bolivar County, Mississippi, described upon Exhibit A attached hereto and made a part hereof.

The following described property lying and being situate in the First Judicial District of Bolivar County, Mississippi, to-wit:

The NE1/4 of Section 22, T 24 N, R 7 W and

The S1/2 of Section 15, T 24 N, R 7 W which lies South of a certain county road less and except the W1/2 of the SW1/4 of the said Section 15.

The SW1/2 of Section 14, T 24 N, R 7 W which lies south of a certain county road and the N1/2 of Section 23, T 24 N, R 7 W, which lies south of the Bogue Phalia and less and except that part of the same N1/2 of the said Section 23 which is described as follows: Beginning at the quarter corner between Sections 23 and 24 both of T 24 N, R 7 W, thence West 1980 feet more or less to the center of a certain canal; thence North along the center of the said canal 1155 feet more or less to the center of Bogue Phalia; thence run Southeast along the center of the aforesaid Bougue Phalia to its intersection with the East Section line of the said Section 23; thence run South along the East boundary of the said Section 23 to the point of beginning.

All lying and situated in Sections 14, 15, 22 and 23, T 24 N, R 7 W, First Judicial District of Bolivar County, Mississippi.

And.

The N1/2 of the NE1/2, the NE1/4 of the NW1/2, and part of the SE1/4 of the NW1/4, of Section 21, T24 N, R 7 W, First Judicial District of Bolivar County, Mississippi, and being more particularly described as follows:

Beginning at the Northeast corner of said Section 21; thence South 89(degree) 25' West along the North line of said Section 21 for 4,014 feet to the Northwest corner of the NE1/4 of the Northwest Quarter; thence South 0(degree) 45' East along the West line of the NE1/4 of the NW1/4 and the SE1/4 of the NW1/4 for 1,599.75 feet; thence North 89(degree) 25' East for 1,105.46 feet; thence North 0(degree) 42' West for 276.5 feet to a point on the South line of the Northeast Quarter of the Northwest Quarter, which point is 231.02 feet South 89(degree) 25' West of the Southeast corner of the NE1/4 of the NW1/4; thence North 89(degree) 25' East along the South line of the NE1/4 of the NW1/4 and along the South line of the N1/2 of the NE1/4 for 2,904.38 feet to the Southeast corner of the NE1/4 of the NE1/4; thence North 0(degree) 35' West along the East line of said Section 21 for 1,323.25 feet to the point of beginning, all lying and situate within the First Judicial District of Bolivar County, Mississippi.

LEGAND EXCEPT:

Conence at the Northeast corner of Section 21, Township 24 North, Range 7 West, of the First Judicial District of Bolivar County, Mississippi; run thence South 00 degrees 35 minutes East along the East line of said Section 21 for a distance of 660 feet to the Southeast corner of the property herein described; run thence South 89 degrees 25 minutes West, parallel with the North line of said Section 21 for a distance of 4012.08 feet to the Southwest corner of the parcel hereby described; run thence North 00 degrees 45 minutes West, parallel to the East line of Section 21, for a distance of 660 feet to the North line of
Section 21 and the Northwest corner of the parcel herein described; run thence North 89 degrees 25 minutes East for a distance of 4014 feet to the Northeast corner of Section 21 and the Point of Beginning, contained 68.09 acres, more or less, and being the same property described and conveyed in those deeds of record in Book H-108, Page 521, Book H-108, Page 569, Book H-114, Page 93, and Book H-120, Page 125.